EXHIBIT 10.1

EXECUTION COPY
AMENDMENT NO. 1
Dated as of August 30, 2018
To the banks, financial institutions
and other lenders
(collectively, the "Lenders") parties
to the Credit Agreement referred to
below and to JPMorgan Chase Bank, N.A., as agent
(the "Administrative Agent") for the Lenders

Ladies and Gentlemen:
We refer to the Third Amended and Restated Long-Term Credit Agreement, dated as of May 17, 2016 (the "Credit Agreement") among Whirlpool Corporation, a Delaware corporation, Whirlpool Europe B.V., a Netherlands corporation having its corporate seat in Breda, The Netherlands, Whirlpool Finance B.V., a Netherlands corporation having its corporate seat in Breda, The Netherlands, Whirlpool Canada Holding Co., a Nova Scotia unlimited company, the other Borrowers from time to time party thereto, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and the other agents party thereto. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.
It is hereby agreed by you and us as follows:
The Credit Agreement is, effective as of the date of the Amendment Effective Date (as defined below), hereby amended as follows:
1.    Section 2.09 of the Credit Agreement is hereby amended by adding the following phrase to the end of the fourth paragraph in such Section:
"whereupon such Subsidiary shall cease to be a Borrower or a Borrowing Subsidiary."
2.    Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:
"Section 7.12. Debt to Capitalization Ratio.
Whirlpool shall maintain, as of the last day of each fiscal quarter of Whirlpool, a Debt to Capitalization Ratio of less than or equal to 0.65 to 1.00."
3.    Section 7.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:
"Section 7.15. Transactions with Affiliates.
Whirlpool will not, and will not permit any Subsidiary to, directly or indirectly, pay any material amount of funds to or for the account of, make any material investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Indebtedness, or otherwise) in, lease, sell, transfer or otherwise dispose of any material assets, tangible or intangible, to, or participate in, or effect, any material transaction with, any Affiliate except (a) on an arms-length basis on terms at least as favorable to Whirlpool or such Subsidiary as would have been obtained from a third party who was not an Affiliate and (b) any such transaction between or among Whirlpool and its Subsidiaries, or between or among any Subsidiaries, in each case not involving any Affiliate that is not Whirlpool or a Subsidiary."
This Letter Amendment shall become effective when the Administrative Agent shall have received counterparts of this Letter Amendment executed by each Borrower and the Required Lenders (the "Amendment Effective Date").

Whirlpool hereby represents and warrants, as of the Amendment Effective Date, that (i) there exists no Default or Unmatured Default; and (ii) the representations and warranties contained in Article 6 of the Credit Agreement are true and correct in all material respects (other than any representation or warranty qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) (except for the representations and warranties set forth in Sections 6.06 and 6.12 solely as such representations and warranties relate to any Subsidiary acquired in connection with a Material Acquisition (including any Subsidiary of the target of such Material Acquisition) consummated within 30 days prior to the Amendment Effective Date).
On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment. This Letter amendment shall be deemed to constitute a "Loan Document".
The Credit Agreement and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, email: shobart@shearman.com.
This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.
This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,
WHIRLPOOL CORPORATION
By    /s/ Jennifer L. Powers
Name: Jennifer L. Powers
Title: Assistant Treasurer
WHIRLPOOL EUROPE B.V.
By    /s/ Jennifer L. Powers
Name: Jennifer L. Powers
Title: Attorney-in-fact
WHIRLPOOL FINANCE B.V.
By    /s/ Jennifer L. Powers
Name: Jennifer L. Powers
Title: Attorney-in-fact
WHIRLPOOL GLOBAL B.V.
By    /s/ Jennifer L. Powers
Name: Jennifer L. Powers
Title: Attorney-in-fact
WHIRLPOOL CANADA HOLDING CO.
By    /s/ Jennifer L. Powers
Name: Jennifer L. Powers
Title: Assistant Treasurer

Agreed as of the date first above written:
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as Lender
By:    /s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Executive Director

CITIBANK, N.A.,
as Lender
By:    /s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

BNP Paribas,
as Lender
By:    /s/ Emma Petersen
Name: Emma Petersen
Title: Director
By:    /s/ Mike Pearce
Name: Mike Pearce
Title: Managing Director

MIZUHO BANK, LTD.,
as Lender
By:    /s/ Raymond Ventura
Name: Raymond Ventura
Title: Managing Director

Wells Fargo Bank, N.A.,
as Lender
By:    /s/ Kara Treiber
Name: Kara Treiber
Title: Director

Bank of America, N.A.,
as Lender
By:    /s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH,
as Lender
By:    /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director
By:    /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

GOLDMAN SACHS BANK USA,
as Lender
By:    /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

HSBC BANK USA, N.A.,
as Lender
By:    /s/ Andrew Bicker
Name: Andrew Bicker
Title: Director

ING Bank N.V., Dublin Branch,
as Lender
By:    /s/ Barry Fehily
Name: Barry Fehily
Title: Managing Director
By:    /s/ Sean Hassett
Name: Sean Hassett
Title: Director

Intesa Sanpaolo S.p.A., New York Branch,
as Lender
By:    /s/ William S. Denton
Name: William S. Denton
Title: Global Relationship Manager
By:    /s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP & Head of Credit

MUFG Bank, Ltd.,
as Lender
By:    /s/ Mark Maloney
Name: Mark Maloney
Title: Authorized Signatory

UniCredit Bank AG, New York Branch,
as Lender
By:    /s/ Douglas Riahi
Name: Douglas Riahi
Title: Managing Director
By:    /s/ Thomas Petz
Name: Thomas Petz
Title: Director

BANCO SANTANDER, S.A.,
as Lender
By:    /s/ Ignacio Martin-Aragon
Name: Ignacio Martin-Aragon
Title: Vice President
By:    /s/ I. Letamendi
Name: I. Letamendi
Title: Managing Director

The Bank of Nova Scotia,
as Lender
By:    /s/ Laura Gimena
Name: Laura Gimena
Title: Director

Bayerische Landesbank, New York Branch,
as Lender
By:    /s/ Varbin Staykoff
Name: Varbin Staykoff
Title: Senior Director
By:    /s/ Gina Sandella
Name: Gina Sandella
Title: Vice President

Credit Industriel et Commercial, New York Branch,
as Lender
By:    /s/ Edwige Sucher
Name: Edwige Sucher
Title: Vice President
By:    /s/ Nicolas Regent
Name: Nicolas Regent
Title: Vice President

Credit Suisse (Switzerland) Ltd.,
as Lender
By:    /s/ Pascal Twerenbold
Name: Pascal Twerenbold
Title: Assistant Vice President
By:    /s/ Stefan Willi
Name: Stefan Willi
Title: Director

Itau Unibanco S.A., New York Branch,
as Lender
By:    /s/ Jorge I. Vera
Name: Jorge I. Vera
Title: Middle Office Manager
By:    /s/ Ciro Mello
Name: Ciro Mello
Title: General Manager

Societe Generale,
as Lender
By:    /s/ John Hogan
Name: John Hogan
Title: Director

The Northern Trust Company,
as Lender
By:    /s/ Wicks Barkhausen
Name: Wicks Barkhausen
Title: Vice President

U.S. Bank National Association,
as Lender
By:    /s/ Mary Ann Hawley
Name: Mary Ann Hawley
Title: Vice President